Alliance
                         ------------------------------
                                   Bond Fund
                         ------------------------------
                                U.S. Government
                         ------------------------------
                                   Portfolio
                         ------------------------------

                                                      Semi-Annual
                                                      Report
                                                      December 31, 1999

                                                      AllianceCapital [LOGO](R)

LETTER TO SHAREHOLDERS              Alliance Bond Fund U.S. Government Portfolio
================================================================================

February 24, 2000

Dear Shareholder:

This shareholder report provides an update of the performance, investment strategy and outlook for the Alliance Bond Fund U.S. Government Portfolio (the "Fund") during the reporting period ended December 31, 1999. The Fund is designed for investors who seek high current income, consistent with safety of principal. The Fund invests in a diversified portfolio of U.S. government securities backed by the full faith and credit of the United States as well as a limited amount of investment grade fixed-income securities.

INVESTMENT RESULTS

The following table provides the investment results for the Alliance Bond Fund U.S. Government Portfolio for the six- and twelve-month periods ended December 31, 1999. For comparison, we have included the total returns for the U.S. Treasury market, represented by the unmanaged Lehman Brothers Government Bond Index, as well as the average results for the Lipper universe of general U.S. government funds.

During the six- and twelve-month periods ended December 31, 1999, your Fund underperformed its benchmark, the Lehman Brothers Government Bond Index. While the Fund was correctly positioned for higher interest rates throughout the year, wider spreads in the high-grade markets in the summer caused by Y2K concerns contributed negatively to performance. Also, part of the underperformance over the twelve-month period was due to the Portfolio restructuring to respond to the Fund's recently amended investment policies. Most of this underperformance was recaptured by late in the year, and we are confident that our strategy will, over the long run, prove beneficial to long-term performance.

INVESTMENT RESULTS*
Periods Ended December 31, 1999

                            Total Returns
                       6 Months      12 Months
                    -------------  -------------

Alliance Bond Fund
  U.S. Government
  Portfolio
  Class A               -0.32%        -3.21%
  Class B               -0.70%        -3.82%
  Class C               -0.70%        -3.82%

Lehman Brothers
  Government Bond
  Index                  0.04%        -2.23%

Lipper General U.S.
  Government Funds
  Average               -0.34%        -3.02%

* The Fund's investment results are total returns for the periods and are based on the net asset value of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

      The Lehman Brothers Government Bond Index is composed of the Lehman Brothers U.S. Treasury Bond and Agency Bond indices, the Lehman Brothers 1-3 year Government Index and the Lehman Brothers 20+ year Treasury Index. The unmanaged Lipper General U.S. Government Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in U.S. government and agency issues. These funds have generally similar investment objectives to your Fund, although investment policies for the various funds may differ. For the six- and twelve-month periods ended December 31, 1999, the Lipper Average consisted of 186 and 178 funds, respectively. An investor cannot invest directly in an index or an average.

Additional investment results appear on page 3.

MARKET OVERVIEW

The global economy is on the mend, and the United States deserves much of the credit. U.S. growth was 5.8% during the fourth quarter of 1999, and 4% for the calendar year. Two-and-a-half million new jobs were created during 1999, and unemployment fell to 4.1%, a thirty-year low. U.S. consumers are confident and it shows in their spending, which grew at a 5% rate during

                                    Alliance Bond Fund U.S. Government Portfolio
================================================================================

the fourth quarter. The rise in commodity prices, led by oil, has started to flow through to U.S. inflation. The Consumer Price Index ("CPI") moved above 2.5% on a year-over-year basis during the fourth quarter versus 2% during the first nine months of 1999. These developments, together with continuing economic strength, have sparked inflation concerns in the United States, pushed-up bond yields and triggered three 25 basis-point (bp) interest rate hikes by the U.S. Federal Reserve during 1999. An additional interest rate increase was announced on February 2, 2000, after the close of the Fund's reporting period.

1999 was a poor year for the domestic U.S. fixed-income market. The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, declined 0.82% in 1999. Strong U.S. growth, rising inflation fears and a string of interest rate hikes by the Federal Reserve took a predictable toll on bonds. The "structured" classes consisting of mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities posted the best returns during the year. Mortgage-backed securities led the group with a +1.86% return for 1999. The prepayment risk embedded in many of these securities, as well as their generally shorter durations, helped cushion their price declines in 1999's rising interest rate environment. U.S. government bonds posted the worst returns during 1999, returning -2.2% according to the Lehman Brothers U.S. Government Bond Index. Investment-grade corporates as an asset class also posted an unusual loss of -1.96% for the year as represented by the Lehman Brothers Corporate Bond Index.

INVESTMENT STRATEGY

The shareholder-approved changes to the Fund's Investment Policies went into effect in the beginning of the second quarter of 1999. These changes allowed the portfolio to diversify some of its holdings into investment-grade fixed-income securities. We decreased our allocation to U.S. Treasury securities as interest rates rose. We maintained our allocation to mortgage-backed securities, which performed well in the rising interest rate environment. The largest single asset class outside of U.S. Treasuries was held in commercial mortgage-backed securities ("CMBS"), which serve as a surrogate for U.S. government agency debentures. AAA-rated CMBS earn approximately sixty basis points more in yield than agency debentures. Going forward, the Fund will continue to utilize investment-grade securities opportunistically to augment the performance of its U.S. government securities portfolio.

OUTLOOK

With economic growth strong and temporary upward pressure on inflation, we expect tighter monetary policy in the U.S. during the first half of the year. Long-term interest rates will trend up modestly from current levels in this environment. After widening dramatically during the third quarter of 1999, yield premiums in non-Treasury sectors have narrowed, although not to the levels seen in mid-1997. We expect these premiums to narrow somewhat from current levels, but not to return to the previous tight levels of 1997.

We expect mortgage securities to perform well as demand from banks, insurance companies and government agencies meets a diminished supply of mortgage-backed securities. The combination of strong growth, low inflation and improved liquidity after the passing of Y2K suggests mortgage-backed securities will outperform other fixed-income investments in 2000.

Thank you for your continued interest and investment in the Alliance Bond Fund U.S. Government Portfolio. We look forward to reporting to you again in the coming months.

Sincerely,

/s/ John D. Carifa
John D. Carifa
Chairman and President

/s/ Jeffrey S. Phlegar
Jeffrey S. Phlegar
Vice President

INVESTMENT OBJECTIVE AND POLICIES   Alliance Bond Fund U.S. Government Portfolio
================================================================================

Alliance Bond Fund U.S. Government Portfolio seeks as high a level of current income as is consistent with prudent investment risk through investment primarily in U.S. government securities.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of December 31, 1999

              -----------------------------
                     Class A Shares
              -----------------------------


                           Without          With
                        Sales Charge    Sales Charge
                      --------------------------------

One Year                   -3.21%          -7.32%
Five Years                  5.94%           5.03%
Ten Years                   6.37%           5.91%

SEC Yield**                 7.02%

              -----------------------------
                     Class B Shares
              -----------------------------

                           Without          With
                        Sales Charge    Sales Charge
                      --------------------------------

One Year                   -3.82%          -6.53%
Five Years                  5.15%           5.15%
Since Inception*(a)         5.17%           5.17%

SEC Yield**                 6.60%

              -----------------------------
                     Class C Shares
              -----------------------------

                           Without          With
                        Sales Charge    Sales Charge
                      --------------------------------

One Year                   -3.82%          -4.72%
Five Years                  5.18%           5.18%
Since Inception*            3.73%           3.73%

SEC Yield**                 6.62%
Investment Results

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since Inception: 9/30/91 Class B, 5/3/93 Class C.

** SEC Yields are based on SEC guidelines and are calculated on 30 days ended December 31, 1999.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

      Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

PORTFOLIO OF INVESTMENTS
December 31, 1999 (unaudited)       Alliance Bond Fund U.S. Government Portfolio
===============================================================================

                                                    Principal
                                                      Amount
                                                       (000)           Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY
   OBLIGATIONS-92.1%
U.S. TREASURY
   SECURITIES-67.1%
U.S. TREASURY
   BONDS-54.1%
   5.25%, 11/15/28 ..........................     $     16,000   $   13,180,000
   6.125%, 8/15/29 (a) ......................           10,000        9,532,800
   6.875%, 8/15/25 ..........................           20,000       20,371,800
   8.125%, 5/15/21 ..........................           29,100       33,355,875
   8.875%, 8/15/17 ..........................           24,000       29,006,160
   10.75%, 2/15/03 (a) ......................           80,000       89,549,600
   12.50%, 8/15/14 ..........................           65,150       91,006,080
   14.00%, 11/15/11 (a) .....................          110,900      154,705,500
                                                                 --------------
                                                                    440,707,815
                                                                 --------------

U.S. TREASURY
   NOTES-13.0%
   5.50%, 8/31/01 ...........................           25,000       24,714,750
   5.875%, 11/15/04 (a) .....................           25,000       24,511,750
   6.00%, 8/15/04-8/15/09 (a) ...............           57,780       56,560,594
                                                                 --------------
                                                                    105,787,094
                                                                 --------------
                                                                    546,494,909
                                                                 --------------

FEDERAL NATIONAL
   MORTGAGE
   ASSOCIATION-10.4%
   zero coupon, 2/15/08 .....................           22,130       12,589,646
   6.625%, 9/15/09 ..........................           35,000       33,993,750
   10.00%, 10/01/14 .........................           36,700       38,458,326
                                                                 --------------
                                                                     85,041,722
                                                                 --------------

COLLATERALIZED
   MORTGAGE
   OBLIGATIONS-9.7%
Federal Home Loan
   Mortgage Corp. ...........................
   Series 1955 Cl.K
   7.50%, 2/20/24 ...........................            5,000        5,018,750
   Series 1748 Cl.B
   8.00%, 6/15/23 ...........................           13,400       13,567,500
Federal National Mortgage
   Association
   Series 1993-204 Cl.PJ
   6.05%, 5/25/23 ...........................           25,000       23,468,750
   Series 1997-44 Cl.PE
   7.00%, 6/18/21 ...........................           23,884       23,854,145
Government National
   Mortgage Association
   Series 1997-8 Cl.PI
   7.00%, 9/16/21 ...........................           13,307       13,315,178
                                                                 --------------
                                                                     79,224,323
                                                                 --------------

GOVERNMENT NATIONAL
   MORTGAGE
   ASSOCIATION-4.9%
SINGLE FAMILY HOMES
   8.00%, 3/15/12 ...........................           31,132       31,666,501
   8.15%, 9/15/20 ...........................            5,558        5,677,390
   9.00%, 7/20/24-9/20/24 ...................            2,421        2,528,249
                                                                 --------------
                                                                     39,872,140
                                                                 --------------

Total U.S. Government &
   Agency Obligations
   (cost $792,317,394) ......................                       750,633,094
                                                                 --------------
COMMERCIAL
   MORTGAGE BACKED
   SECURITIES-16.8%
Allied Capital Commercial
   Mortgage Trust
   Series 1998-1-A Cl.A
   6.31%, 9/25/03 (b) .......................            6,974        6,879,547
BTC Mortgage Investors
   Trust
   Series 1997-S1 Cl.D
   6.95%, 12/31/09 (b) ......................            6,846        6,797,873
BTR 2 Trust
   Series 1999-S1A Cl.C
   5.9343%, 2/28/04 (b) .....................            5,000        4,981,250

                                    Alliance Bond Fund U.S. Government Portfolio
================================================================================

                                                    Principal
                                                      Amount
                                                       (000)           Value
--------------------------------------------------------------------------------

Credit Suisse First Boston
   Mortgage
   Series 1997-C1 Cl.B
   7.28%, 6/20/07 (b) ....................       $     15,000    $   14,564,100
   Series 1998-Fl2 Cl.1AC
   6.55875%, 8/15/01 .....................              1,600         1,597,504
First Chicago/Lennar Trust
   Series 1997-CHL1 Cl.A
   8.06%, 4/29/05 ........................             15,598        15,222,756
First Union National Bank
   1999-C4 Cl.A2
   7.39%, 11/15/09 .......................             16,000        15,864,960
Forum Finance Corp. ......................
   Series 1 Cl.A1
   7.125%, 5/15/04 (b) ...................             11,875        11,901,125
   Series 1 Cl.A2
   5.7525%, 5/04/04 (b) ...............                 5,000         4,926,950
Government Lease Trust
   Series 1999-C1 Cl.B1
   4.00%, 5/18/11 (b) ....................              8,725         6,189,341
Meristar Commercial
   Mortgage Trust
   Series 1999-C1 Cl.A2
   7.61%, 9/03/09 (b) ....................             10,000         9,781,300
Merrill Lynch Mortgage
   Investors, Inc. .......................
   Series 1998-ASP1 Cl.B
   6.257%, 10/01/03 (b) ..................              5,000         5,003,150
Nationslink Funding Corp. ................
   Series 1999-SL Cl.A1
   5.805%, 2/10/01 .......................              7,979         7,927,131
Sasco Floating Rate
   Commercial Mortgage
   Series 1999-C3 Cl.B
   6.0088%, 10/21/13 (b) .................             24,993        25,000,721
                                                                 --------------
Total Commercial Mortgage
   Backed Securities
   (cost $138,357,355) ...................                          136,637,708
                                                                 --------------
ASSET BACKED
   SECURITIES-6.2%
ACE Securities Corp. .....................
   Series 1999-LB2 Cl.A1
   5.53%, 8/25/30 ........................              9,434         9,429,564
ARG Funding Corp. ........................
   Series 1999-3A Cl.A
   5.168%, 8/22/05 (b) ...................              8,500         8,470,760
Blue Stripe, Ltd. ........................
   Series 1999-1 Cl.A1
   5.426%, 3/15/05 (b) ...................              7,200         7,194,384
Green Tree Home
   Improvement Loan Trust
   Series 1997-A Cl.HEA5
   7.21%, 3/15/28 ........................              5,093         5,102,133
Option One Mortgage
   Securities Corp. ......................
   Series 1999-B Cl.CTFS
   9.66%, 6/25/29 (b) ....................              1,893         1,847,588
Peco Energy Transition Trust
   Series 1999-A Cl.A5
   5.19688%, 3/01/09 .....................             10,000         9,975,000
Structured Asset Securities
   Corp ..................................
   Series 1999-SP1 Cl.M1
   5.4825%, 5/25/29 ......................              8,100         8,089,875
                                                                 --------------
Total Asset Backed
   Securities
   (cost $50,227,385) ....................                           50,109,304
                                                                 --------------
STRIPPED MORTGAGE
   BACKED SECURITIES-4.8%
LB Commercial Conduit
   Mortgage Trust
   Series 1999-C1 Cl.X
   8.84%, 7/15/23 ........................            258,411        10,739,557
   Series 1999-C2 Cl.X
   9.907%, 10/15/32 ......................             57,733         2,417,839

PORTFOLIO OF INVESTMENTS
(continued)                        Alliance Bond Fund U.S. Government Portfolio
===============================================================================

                                                    Principal
                                                      Amount
                                                       (000)           Value
--------------------------------------------------------------------------------

Prudential Securities
   Secured Financing Corp.
   Series 1999-NRF1
   Cl.AEC
   9.968%, 10/15/18 ....................      $       373,017    $   18,535,207
Salomon Brothers Mortgage
   Securities, Inc. ....................
   Series 1999-5
   10.34%, 6/25/29 .....................              127,531         7,333,009
                                                                 --------------
Total Stripped Mortgage
   Backed Securities
   (cost $39,068,146) ..................                             39,025,612
                                                                 --------------
COLLATERALIZED
   MORTGAGE
   OBLIGATIONS-3.8%
BA Mortgage Securities, Inc.
   Series 1997-1 Cl.A8
   7.10%, 7/25/26 ......................                4,718         4,706,244
Chase Mortgage Finance
   Corp.
   Series 1993-3 Cl.B8
   7.40%, 10/30/24 .....................                3,285         3,190,279
   Series 1993-3 Cl.B9
   7.40%, 10/30/24 .....................                3,122         3,014,737
   Series 1993-3 Cl.B10
   7.40%, 10/30/24 .....................                2,797         2,732,037
Prudential Home Mortgage
   Securities Co.
   Series 1992-33 Cl.B1
   7.50%, 11/25/22 .....................               12,719        12,544,574
Securitized Asset Sales, Inc.
   Series 1993-J Cl.1B 1
   6.8076%, 11/28/23 ...................                5,392         5,094,272
                                                                 --------------
Total Collateralized
   Mortgage Obligations
   (cost $32,265,633) ..................                             31,282,143
                                                                 --------------
COMMERCIAL
   PAPER-2.4%
Variable Funding Capital
   Corp.
   6.53%, 1/18/00
   (cost $19,938,328) ..................               20,000        19,938,328
                                                                 --------------

REPURCHASE
   AGREEMENTS-2.3%
Lehman Brothers, Inc.
   3.70%, dated 12/30/99,
   due 1/03/00 in the
   amount of $15,820,501
   (cost $15,814,000;
   collateralized by
   $24,739,920
   FHLMC 2108,
   6.50%, 12/15/13,
   value $17,170,474) ..................               15,814        15,814,000
Lehman Brothers, Inc.
   4.00%, dated 12/31/99,
   due 1/03/00 in the
   amount of $3,091,030
   (cost $3,090,000;
   collateralized by
   $ 6,438,520
   FHLMC 1959,
   7.00%, 12/15/26,
   value $3,159,699) ...................                3,090         3,090,000
                                                                 --------------

Total Repurchase
   Agreements
   (cost $18,904,000) ..................                             18,904,000
                                                                 --------------

TOTAL INVESTMENTS-128.4%
   (cost $1,091,078,241) ...............                          1,046,530,189
Other assets less
   liabilities-(28.4%) .................                           (231,520,431)
                                                                 --------------

NET ASSETS-100% ........................                         $  815,009,758
                                                                 ==============

                                   Alliance Bond Fund U.S. Government Portfolio
===============================================================================

(a) Securities, or portions thereof, with an aggregate market value of $259,643,003 have been segregated to collateralize reverse repurchase agreements.

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 1999, these securities amounted to 113,538,089 or 13.9% of net assets.

      Glossary:

      FHLMC - Federal Home Loan Mortgage Corp.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                           Alliance Bond Fund
December 31, 1999 (unaudited)                          U.S. Government Portfolio
===============================================================================

ASSETS
   Investments in securities, at value (cost $1,091,078,241) .  $ 1,046,530,189
   Cash ......................................................          366,646
   Receivable for investments sold ...........................      102,207,465
   Interest receivable .......................................       16,117,689
   Receivable for capital stock sold .........................          582,818
   Net unrealized appreciation of swap contracts .............          486,720
                                                                ---------------
   Total assets ..............................................    1,166,291,527
                                                                ---------------

LIABILITIES
   Reverse repurchase agreements .............................      259,605,225
   Payable for investment securities purchased ...............       86,613,544
   Dividends payable .........................................        1,612,495
   Advisory fee payable ......................................        1,151,435
   Payable for capital stock redeemed ........................          835,037
   Distribution fee payable ..................................          450,079
   Interest payable on reverse repurchase agreements .........          175,576
   Accrued expenses ..........................................          838,378
                                                                ---------------
   Total liabilities .........................................      351,281,769
                                                                ---------------
NET ASSETS ...................................................  $   815,009,758
                                                                ===============

COMPOSITION OF NET ASSETS
   Capital stock, at par .....................................  $       117,858
   Additional paid-in capital ................................    1,106,741,476
   Distributions in excess of net investment income ..........       (4,517,239)
   Accumulated net realized loss on investments, options,
     and futures transactions ................................     (243,265,812)
   Net unrealized depreciation of investments and other assets      (44,066,525)
                                                                ---------------
                                                                $   815,009,758
                                                                ===============

CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share
     ($422,029,869 / 61,058,176 shares of
     capital stock issued and outstanding) ...................            $6.91
   Sales charge--4.25% of public offering price ..............              .31
                                                                          -----
   Maximum offering price ....................................            $7.22
                                                                          =====

   Class B Shares
   Net asset value and offering price per share
     ($264,362,378 / 38,210,893 shares of
     capital stock issued and outstanding) ...................            $6.92
                                                                          =====

   Class C Shares
   Net asset value and offering price per share
     ($128,617,511 / 18,588,554 shares of
     capital stock issued and outstanding) ...................            $6.92
                                                                          =====

-------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS                                       Alliance Bond Fund
Six Months Ended December 31, 1999 (unaudited)         U.S. Government Portfolio
===============================================================================

INVESTMENT INCOME
   Interest.............................................................                     $   37,176,198
EXPENSES
   Advisory fee.........................................................  $    2,373,396
   Distribution fee - Class A...........................................         645,956
   Distribution fee - Class B...........................................       1,526,796
   Distribution fee - Class C...........................................         698,451
   Transfer agency......................................................         663,272
   Printing.............................................................         168,776
   Custodian............................................................         115,024
   Audit and legal......................................................          88,912
   Registration.........................................................          75,051
   Administrative.......................................................          58,000
   Directors' fees......................................................           7,384
   Miscellaneous........................................................          45,368
                                                                          --------------
   Total expenses before interest.......................................       6,466,386
   Interest expense.....................................................       3,452,067
                                                                          --------------
   Net expenses.........................................................                          9,918,453
                                                                                             --------------
   Net investment income................................................                         27,257,745
                                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions.........................                        (13,314,781)
   Net realized loss on options transactions............................                            (28,275)
   Net realized gain on futures transactions............................                            228,650
   Net change in unrealized appreciation/depreciation of investments
     and other assets...................................................                        (18,349,150)
                                                                                             --------------
   Net loss on investment transactions..................................                        (31,463,556)
                                                                                             --------------
NET DECREASE IN NET ASSETS FROM OPERATIONS..............................                     $   (4,205,811)
                                                                                             ==============

-------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES
IN NET ASSETS                      Alliance Bond Fund U.S. Government Portfolio
===============================================================================

                                                                            Six Months Ended
                                                                            December 31, 1999     Year Ended
                                                                               (unaudited)       June 30, 1999
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income................................................     $   27,257,745     $   60,038,948
   Net realized loss on investments, options and futures transactions...        (13,114,406)       (20,418,077)
   Net change in unrealized appreciation/depreciation of investments
   and other assets.....................................................        (18,349,150)       (28,567,511)
                                                                             --------------     --------------
   Net increase (decrease) in net assets from operations................         (4,205,811)        11,053,360
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A............................................................        (15,638,020)       (26,892,164)
     Class B.........................................................         (9,876,172)       (24,633,071)
     Class C............................................................         (4,531,670)        (8,513,713)
   Distributions in excess of net investment income
     Class A............................................................                -0-           (505,653)
     Class B............................................................                -0-           (277,687)
     Class C............................................................                -0-           (116,468)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease)..............................................        (59,359,982)       101,112,314
                                                                             --------------     --------------
   Total increase (decrease)............................................        (93,611,655)        51,226,918
NET ASSETS
   Beginning of year....................................................        908,621,413        857,394,495
                                                                             --------------     --------------
   End of period........................................................     $  815,009,758     $  908,621,413
                                                                             ==============     ==============

-------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS                                       Alliance Bond Fund
Six Months Ended December 31, 1999 (unaudited)         U.S. Government Portfolio
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH FROM:
   OPERATING ACTIVITIES:
     Interest received..................................................     $   30,975,874
     Interest expense paid..............................................         (3,452,067)
     Operating expenses paid............................................         (6,222,102)
                                                                             --------------
     Net increase in cash from operating activities.....................                        $   21,301,705
   INVESTING ACTIVITIES:
     Proceeds from disposition of long-term portfolio investments.......      1,745,606,246
     Purchase of long-term portfolio investments........................     (1,833,220,795)
     Purchase of short-term portfolio investments, net..................        (37,770,603)
     Gain on closed futures contracts...................................            228,650
                                                                             --------------
     Net decrease in cash from investing activities.....................                          (125,156,502)
   FINANCING ACTIVITIES*:
     Increase in reverse repurchase agreements..........................        193,475,206
     Redemptions of capital stock, net..................................        (76,996,586)
     Cash dividends paid................................................        (12,459,259)
                                                                             --------------
     Net increase in cash from financing activities.....................                           104,019,361
                                                                                                --------------
     Net increase in cash...............................................                               164,564
     Cash at beginning of year..........................................                               202,082
                                                                                                --------------
     Cash at end of period..............................................                        $      366,646
                                                                                                ==============

---------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
   FROM OPERATING ACTIVITIES:
     Net decrease in net assets resulting from operations...............                        $   (4,205,811)
   ADJUSTMENTS:
     Increase in interest receivable....................................     $   (5,830,746)
     Net realized loss on investment transactions.......................         13,114,406
     Net change in unrealized depreciation..............................         18,349,150
     Accretion of bond discount.........................................           (880,583)
     Increase in accrued expenses.......................................            755,289
                                                                             --------------
     Total adjustments..................................................                            25,507,516
                                                                                                --------------
     Net increase in cash from operating activities.....................                        $   21,301,705
                                                                                                ==============

-------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999 (unaudited)      Alliance Bond Fund U.S. Government Portfolio
===============================================================================

NOTE A: Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. The Quality Bond Portfolio commenced operations on July 1, 1999. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

                                   Alliance Bond Fund U.S. Government Portfolio
===============================================================================

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification

-------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of
 .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $58,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 1999.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $506,752 for the six months ended December 31, 1999.

For the six months ended December 31, 1999, the Portfolio's expenses were reduced by $24,995 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Fund that it has received $3,929, $232,097 and $25,080 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 1999.

-------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $7,844,924, and $4,960,550 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

-------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $193,905,790 and $207,327,297, respectively, for the six months ended December 31, 1999. There were purchases of $1,621,589,136 and sales of $1,519,660,439 of U.S. government and government agency obligations for the six months ended December 31, 1999.

At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly,

NOTES TO FINANCIAL STATEMENTS
(continued)                        Alliance Bond Fund U.S. Government Portfolio
===============================================================================

gross unrealized appreciation of investments was $1,103,323 and gross unrealized depreciation of investments was $45,651,375, resulting in net unrealized depreciation of $44,548,052.

At June 30, 1999, the Portfolio had a capital loss carry-forward for federal income tax purposes of $200,126,928, of which $83,016,947 expires in the year 2003; $61,544,081 expires in the year 2004; $51,829,521 expires in the year 2005 and $3,736,379 expires in the year 2006. During the tax year ended June 30, 1999, $114,601 of the capital loss carryforward expired unutilized.

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At December 31, 1999, the Portfolio had no outstanding futures contracts.

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At December 31, 1999, the Fund had outstanding interest rate swap contracts with the following terms:

                                                                                  Rate Type
                                                                   ---------------------------------------------
      Swap                  Notional Amount       Termination          Payments made          Payments received
  Counterparty                   (000)               Date               by the Fund              by the Fund
---------------          --------------------   --------------     --------------------     --------------------
Goldman Sachs
Capital Markets, L.P.           $28,800            10/01/09                6.94%                    6.08%

3. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner

                                   Alliance Bond Fund U.S. Government Portfolio
===============================================================================

as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

There were no written options for the six months ended December 31, 1999.

-------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 600,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:

                                      -----------------------------------   -----------------------------------
                                                    Shares                                Amount
                                      -----------------------------------   -----------------------------------
                                      Six Months Ended      Year Ended      Six Months Ended      Year Ended
                                      December 31, 1999      June 30,       December 31, 1999      June 30,
                                         (unaudited)           1999            (unaudited)           1999
                                      ----------------   ----------------   ----------------   ----------------
Class A
Shares sold.......................          6,898,559         19,224,210     $   48,607,806     $  145,163,835
Shares issued in reinvestment of
   dividends and distributions....          1,035,928          1,728,659          7,646,344         13,009,221
Shares converted from Class B.....          7,066,593         11,651,921         49,750,603         86,786,935
Shares redeemed...................        (13,191,271)       (19,949,212)       (93,184,911)      (149,785,083)
                                       --------------     --------------     --------------     --------------
Net increase......................          1,809,809         12,655,578     $   12,819,842     $   95,174,908
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................          5,734,711         24,468,480     $   39,571,021     $  185,888,333
Shares issued in reinvestment of
   dividends and distributions....            622,595          1,662,969          5,495,090         12,540,058
Shares converted to Class A.......         (7,061,423)       (11,639,868)       (49,750,603)       (86,786,935)
Shares redeemed...................         (8,084,315)       (19,011,200)       (57,392,044)      (143,440,490)
                                       --------------     --------------     --------------     --------------
Net decrease......................         (8,788,432)        (4,519,619)    $  (62,076,536)    $  (31,799,034)
                                       ==============     ==============     ==============     ==============
Class C
Shares sold.......................          2,180,604         13,380,912     $   14,791,821     $  101,866,687
Shares issued in reinvestment of
   dividends and distributions....            307,786            711,129          2,832,674          5,357,332
Shares redeemed...................         (3,922,978)        (9,170,674)       (27,727,783)       (69,487,579)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........         (1,434,588)         4,921,367     $  (10,103,288)    $   37,736,440
                                       ==============     ==============     ==============     ==============

NOTES TO FINANCIAL STATEMENTS
(continued)                        Alliance Bond Fund U.S. Government Portfolio
===============================================================================

NOTE F: Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of December 31, 1999, the Portfolio had entered into the following reverse repurchase agreements:

    Amount             Broker                Interest Rate          Maturity
---------------    ---------------          --------------      ---------------

  $37,811,475      Lehman Brothers               5.00%          January 3, 2000
  $74,862,500      Lehman Brothers               5.63%          January 3, 2000
  $92,800,000      Lehman Brothers               5.63%          January 3, 2000
  $ 9,775,000      Lehman Brothers               4.35%          January 4, 2000
  $ 6,699,375      Lehman Brothers               2.75%          January 5, 2000
  $13,432,500      Lehman Brothers               4.38%          January 6, 2000
  $24,224,375      Salomon Brothers, Inc.        5.05%          January 6, 2000

For the six months ended December 31, 1999, the maximum amount of reverse repurchase agreements outstanding was $291,359,788, the average amount outstanding was approximately $155,532,739, and the daily weighted average interest rate was 4.35%.

-------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 1999.

FINANCIAL HIGHLIGHTS               Alliance Bond Fund U.S. Government Portfolio
===============================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            -------------------------------------------------------------------------------------
                                                                                   Class A
                                            -------------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                            December 31,                               Year Ended June 30,
                                               1999          --------------------------------------------------------------------
                                            (unaudited)          1999          1998           1997           1996         1995
                                            -----------      -----------   -----------    -----------    -----------  -----------
Net asset value, beginning of year .......   $    7.19       $    7.57      $    7.41      $    7.52      $    7.96    $    7.84
                                             ---------       ---------      ---------      ---------      ---------    ---------
Income From Investment Operations
Net investment income ....................         .24(a)          .52(a)         .54(a)         .57(a)         .58          .64
Net realized and unrealized gain (loss)
   on investment transactions ............        (.25)           (.37)           .18           (.10)          (.44)         .13
                                             ---------       ---------      ---------      ---------      ---------    ---------

Net increase (decrease) in net asset value
   from operations .......................        (.01)            .15            .72            .47            .14          .77
                                             ---------       ---------      ---------      ---------      ---------    ---------

Less: Dividends and Distributions
Dividends from net investment income .....        (.27)           (.52)          (.54)          (.57)          (.58)        (.65)
Distribution in excess of net investment
   income ................................         -0-            (.01)           -0-            -0-           -0 -          -0-
Tax return of capital ....................         -0-             -0-           (.02)          (.01)          -0 -          -0-
                                             ---------       ---------      ---------      ---------      ---------    ---------
Total dividends and distributions ........        (.27)           (.53)          (.56)          (.58)          (.58)        (.65)
                                             ---------       ---------      ---------      ---------      ---------    ---------
Net asset value, end of period ...........   $    6.91       $    7.19      $    7.57      $    7.41      $    7.52    $    7.96
                                             =========       =========      =========      =========      =========    =========

Total Return
Total investment return based on net
   asset value (b) .......................        (.32)%          1.83%         10.02%          6.49%        1.74 %        10.37%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .......................   $ 422,030       $ 426,167      $ 352,749      $ 354,782      $ 397,894    $ 463,660
Ratio of expenses to average net assets ..        2.04%(c)        1.17%          1.06%        1.02 %           1.01%        1.01%
Ratio of expenses to average net assets,
   excluding interest expense ............        1.24%(c)        1.08%           -0-            -0-           -0 -          -0-
Ratio of net investment income to
   average net assets ....................        6.61%(c)        6.86%          7.08%          7.66%        7.38 %         8.27%
Portfolio turnover rate ..................         174%            320%           153%           330%         334 %          190%

-------------------------------------------------------------------------------
See footnote summary on page 19.

FINANCIAL HIGHLIGHTS (continued)   Alliance Bond Fund U.S. Government Portfolio
===============================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            -------------------------------------------------------------------------------------
                                                                                   Class B
                                            -------------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                            December 31,                               Year Ended June 30,
                                               1999          --------------------------------------------------------------------
                                            (unaudited)          1999          1998           1997           1996         1995
                                            -----------      -----------   -----------    -----------    -----------  -----------
Net asset value, beginning of year .......   $    7.20       $    7.57      $    7.41      $    7.52      $    7.96    $    7.84
                                             ---------       ---------      ---------      ---------      ---------    ---------
Income From Investment Operations
Net investment income ....................         .21(a)          .46(a)         .48(a)         .52(a)         .52          .58
Net realized and unrealized gain (loss)
   on investment transactions ............        (.25)           (.36)           .18           (.10)          (.44)         .13
                                             ---------       ---------      ---------      ---------      ---------    ---------
Net increase (decrease) in net asset value
   from operations .......................        (.04)            .10            .66            .42            .08          .71
                                             ---------       ---------      ---------      ---------      ---------    ---------
Less: Dividends and Distributions
Dividends from net investment income .....        (.24)           (.46)          (.48)          (.52)          (.52)        (.59)
Distributions in excess of net investment
   income ................................         -0-            (.01)           -0-            -0-           -0 -          -0-
Tax return of capital ....................         -0-             -0-           (.02)          (.01)          -0 -          -0-
                                             ---------       ---------      ---------      ---------      ---------    ---------
Total dividends and distributions ........        (.24)           (.47)          (.50)          (.53)          (.52)        (.59)
                                             ---------       ---------      ---------      ---------      ---------    ---------
Net asset value, end of period ...........   $    6.92       $    7.20      $    7.57      $    7.41      $    7.52    $    7.96
                                             =========       =========      =========      =========      =========    =========
Total Return
Total investment return based on net
   asset value (b) .......................        (.70)%          1.22%          9.20%          5.69%        1.01 %         9.52%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .......................   $ 264,362       $ 338,310      $ 390,253      $ 471,889      $ 628,628    $ 774,097
Ratio of expenses to average net assets ..        2.71%(c)        1.87%          1.76%        1.73 %           1.72%        1.72%
Ratio of expenses to average net assets,
   excluding interest expense ............        1.94%(c)        1.79%           -0-            -0-           -0 -          -0-
Ratio of net investment income to
   average net assets ....................        5.85%(c)        6.13%          6.37%          6.95%        6.67 %         7.57%
Portfolio turnover rate ..................         174%            320%           153%           330%         334 %          190%

-------------------------------------------------------------------------------
See footnote summary on page 19.

                                   Alliance Bond Fund U.S. Government Portfolio
===============================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            -------------------------------------------------------------------------------------
                                                                                   Class C
                                            -------------------------------------------------------------------------------------
                                             Six Months
                                               Ended
                                            December 31,                               Year Ended June 30,
                                               1999          --------------------------------------------------------------------
                                            (unaudited)          1999          1998           1997           1996         1995
                                            -----------      -----------   -----------    -----------    -----------  -----------
Net asset value, beginning of year .......   $    7.20       $    7.57      $    7.41      $    7.52      $    7.96    $    7.83
                                             ---------       ---------      ---------      ---------      ---------    ---------
Income From Investment Operations
Net investment income ....................         .21(a)          .46(a)         .48(a)         .52(a)         .52          .58
Net realized and unrealized gain (loss)
   on investment transactions ............        (.25)           (.36)           .18           (.10)          (.44)         .14
                                             ---------       ---------      ---------      ---------      ---------    ---------
Net increase (decrease) in net asset value
   from operations .......................        (.04)            .10            .66            .42            .08          .72
                                             ---------       ---------      ---------      ---------      ---------    ---------
Less: Dividends and Distributions
Dividends from net investment income .....        (.24)           (.46)          (.48)          (.52)          (.52)        (.59)
Distribution in excess of net investment
   income ................................         -0-            (.01)           -0-            -0-            -0-          -0-
Tax return of capital ....................         -0-             -0-           (.02)          (.01)           -0-          -0-
                                             ---------       ---------      ---------      ---------      ---------    ---------
Total dividends and distributions ........        (.24)           (.47)          (.50)          (.53)          (.52)        (.59)
                                             ---------       ---------      ---------      ---------      ---------    ---------
Net asset value, end of period ...........   $    6.92       $    7.20      $    7.57      $    7.41      $    7.52    $    7.96
                                             =========       =========      =========      =========      =========    =========
Total Return
Total investment return based on net
   asset value (b) .......................        (.70)%          1.22%          9.21%          5.69%          1.01%        9.67%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .......................   $ 128,618       $ 144,145      $ 114,392      $ 115,607      $ 166,075    $ 181,948
Ratio of expenses to average net assets ..        2.72%(c)        1.87%          1.76%        1.72 %           1.71%        1.71%
Ratio of expenses to average net assets,
   excluding interest expense ............        1.94%(c)        1.78%           -0-            -0-           -0 -          -0-
Ratio of net investment income to
   average net assets ....................        5.87%(c)        6.13%          6.38%          6.96%        6.68 %         7.59%
Portfolio turnover rate ..................         174%            320%           153%           330%         334 %          190%

-------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

                                   Alliance Bond Fund U.S. Government Portfolio
===============================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

-------------------------------------------------------------------------------
(1)   Member of the Audit Committee.


20
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                                                                ----------------
Alliance Bond Fund U.S. Government Portfolio                       BULK RATE
1345 Avenue of the Americas                                       U.S. POSTAGE
New York, NY 10105                                                    PAID
(800) 221-5672                                                    New York, NY
                                                                 Permit No. 7131
AllianceCapital [LOGO](R)                                      -----------------

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

USGSR1299